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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  Form 8-K/A
                               Amendment No. 1*

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): February 16, 2001*



                                   APW LTD.
            (Exact name of Registrant as specified in its charter)



           Bermuda                  1-15851                    04-2576375
(State or other jurisdiction    (Commission File            (I.R.S. Employer
      of incorporation)              Number)              Identification No.)


                                Clarendon House
                                2 Church Street
                                P.O Box HM 666
                            Hamilton HM CX Bermuda

                       N22 W23685 Ridgeview Parkway West
                        Waukesha, Wisconsin 53188-1013

           Mailing address: P.O. Box 325, Milwaukee, Wisconsin 53201
              (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code:(262) 523-7600

*This amendment is filed pursuant to the provisions of paragraph (a)(4) of Item 7 of Form 8-K.
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Item 7.  Financial Statements and Exhibits.

     Pursuant to the provision of paragraph (a)(4) of Item 7 of Form 8-K, Item 7 of the Form 8-K is hereby amended to file the financial information required to be filed in connection with the acquisition reported in Item 2 of the Form 8-K reporting the acquisition of Mayville Metal Products Division of Connell Limited Partnership ("Mayville").

     (a)  Financial Statements of Mayville

          See pages 1 through 10 of Exhibit 99.4 below.

          The following historical audited financial statements together with the report of independent accountants are filed herewith as Exhibit 99.4.

          Balance Sheets, December 31, 2000 and 1999;

          Statements of Income and Parent Investment for the years ended December 31, 2000 and 1999;

          Statements of Cash Flows for the years ended December 31, 2000 and 1999; and

          Notes to financial statements.

     (b)  Unaudited Pro Forma Financial Information

          See pages 1 to 3 below of Exhibit 99.5. The following unaudited pro forma combined condensed financial statements of APW Ltd. are filed herewith.

          APW Ltd. unaudited pro forma combined condensed Statements of Earnings
          (Loss) for the six months ended February 28, 2001 and for the year ended August 31, 2000 and related notes to unaudited pro forma combined condensed financial statements.

     (c)  Exhibits:

          See attached exhibit list.

                                       1
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        APW LTD.
                                        (Registrant)


Date: April 20, 2001                    By: s/ Michael S. Duffey
      --------                             ----------------------------------
                                        Michael S. Duffey
                                        Senior Vice President and Chief
                                        Financial Officer
                                        (Duly authorized to sign on behalf of
                                        the Registrant)

                                      S-1
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                                   APW LTD.
                              (the "Registrant")
                         (Commission File No. 1-15851)

                                 EXHIBIT INDEX
                                      to
                           FORM 8-K/A CURRENT REPORT
                            Dated February 16, 2001


Exhibit                                                                   Filed
Number                               Description                        Herewith

23.1                     Consent of PricewaterhouseCoopers LLP              X
                         for audited financial statements of
                         Mayville Metal Products Division
                         of Connell Limited Partnership

99.1                     Asset Purchase Agreement, among APW
                         Ltd., Connell Limited Partnership
                         and others*

99.2                     Amendment No. 1 to the Asset Purchase
                         Agreement among APW Ltd., Connell
                         Limited Partnership and others*

99.3                     APW Ltd. Press Release, dated
                         February 14, 2001*

99.4                     Mayville Metal Products Division                   X
                         of Connell Limited Partnership,
                         balance sheets as of December 31,
                         2000 and 1999, statements of income
                         and parent investment and cash flows
                         for the years ended December 31,
                         2000 and 1999, and Notes to Financial
                         Statements, together with the report
                         of independent accountants dated
                         February 28, 2001

                                   EI-1
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99.5                     APW Ltd. unaudited pro forma combined             X
                         condensed statements of earnings
                         (loss) for the fiscal year ended
                         August 31, 2000 and for the six months
                         ended February 28, 2001 and related
                         notes to unaudited pro forma combined
                         condensed financial statements


*Previously filed with original Form 8-K

                                     EI-2